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                                  UNITED STATED
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2007

                          COASTAL FINANCIAL CORPORATION
                          ---------------------------
             (Exact name of registrant as specified in its charter)

      DELAWARE                            0-19684                57-0925911
      --------                            -------                ----------
(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


2619 OAK STREET, MYRTLE BEACH, SOUTH CAROLINA                         29577
---------------------------------------------                         -----
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code:  (843) 205-2000
                                                            --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

     On April 25, 2007, Coastal Financial Corporation announced its financial results for the three-month and six-month periods ended March 31, 2007. The press release announcing financial results is filed as Exhibit 99.1 and incorporated herein by reference.


Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            Number            Description
            ------            -----------

            99.1              News release dated April 25, 2007


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COASTAL FINANCIAL CORPORATION
                                -----------------------------
                                (Registrant)



                                By:  /s/ Michael C. Gerald
                                     ------------------------------------
                                     Michael C. Gerald
                                     President and Chief executive Officer


Dated: April 25, 2007